Exhibit 10.16

NOTE

$61,380,000.00	January 24, 2019

FOR VALUE RECEIVED, SSGT 3850 Airport RD, LLC, a Delaware limited liability company, SSGT 500 Laredo St, LLC, a Delaware limited liability company, SSGT Borden Park, LLC, a Delaware limited liability company, SSGT 1500 E. Baseline Rd, LLC, a Delaware limited liability company, SSGT 3175 Sweeten Creek Rd, LLC, a Delaware limited liability company, SSGT 1600 Busse Rd, LLC, a Delaware limited liability company, SSGT 12321 Western Ave, LLC, a Delaware limited liability company, SSGT 197 Deaverview Rd, LLC, a Delaware limited liability company, SSGT 75 Highland Center Blvd, LLC, a Delaware limited liability company, SSGT 1027 N Washington Blvd, LLC, a Delaware limited liability company, SSGT 701 Wando Park Blvd, LLC, a Delaware limited liability company, SSGT 18804 Pines Blvd, LLC, a Delaware limited liability company, SSGT 9811 Progress Blvd, LLC, a Delaware limited liability company, SSGT 2380 Fenton St, LLC, a Delaware limited liability company, SSGT 2280 N Custer Rd, LLC, a Delaware limited liability company, and SSGT 6888 N Hualapai Way, LLC, a Delaware limited liability company (collectively, the “Maker”) promises to pay without offset or counterclaim to the order of KEYBANK, NATIONAL ASSOCIATION, (“Payee”), the principal amount equal to the lesser of (x) SIXTY-ONE MILLION THREE HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($61,380,000.00) or (y) the outstanding amount advanced by Payee as a Loan (or Loans) under the Credit Agreement (as hereinafter defined), payable in accordance with the terms of the Credit Agreement.

Maker also promises to pay interest on the unpaid principal amount of this Note (this “Note”) at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated of even date herewith, among Maker, the Lenders named therein, and KeyBank, National Association, as Administrative Agent for itself and the Lenders (as hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The Loan is not a revolving loan. Amounts paid and prepaid may not be re-borrowed. No Lender shall have any obligation to make a Loan to the extent such Loan would cause the sum of the total Credit Exposures to exceed the lesser of (x) the Total Commitment or (y) the aggregate Allocated Loan Amount for all of the Mortgaged Properties.

This Note is subject to prepayment at the option of the Maker, as provided in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement. Maker and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

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IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

SSGT 3850 Airport RD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 500 Laredo St, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT Borden Park, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Note]

SSGT 1500 E. Baseline Rd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 3175 Sweeten Creek Rd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 1600 Busse Rd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 12321 Western Ave, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Note]

SSGT 197 Deaverview Rd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 75 Highland Center Blvd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 1027 N Washington Blvd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 701 Wando Park Blvd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Note]

SSGT 18804 Pines Blvd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 9811 Progress Blvd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 2380 Fenton St, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

SSGT 2280 N Custer Rd, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Note]

SSGT 6888 N Hualapai Way, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
	Name:	Michael S. McClure
	Title:	President

[Signature Page to Note]